UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
November 24, 2009

TNP STRATEGIC RETAIL TRUST, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-154975	90-0413866
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
1900 Main Street, Suite 700
Irvine, California 92614
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (949) 833-8252
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
We previously filed a Current Report on Form 8-K on November 24, 2009, reporting our acquisition of Moreno Marketplace located in Moreno Valley, California, as described in such Current Report. We are filing this Current Report on Form 8-K/A to provide the financial information required by Item 9.01 of Form 8-K.
(a) Financial Statements of Real Estate Property Acquired.
The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.
Moreno Marketplace

Independent Auditors Report	F-1
Statement of Revenues and Certain Expenses For the Period From November 10, 2008 (Date of Commencement of Operations) to September 30, 2009	F-2
Notes to the Combined Statement of Revenues and Certain Expenses For the Period From November 10, 2008 (Date of Commencement of Operations) to September 30, 2009	F-3
(b) Unaudited Pro Forma Financial Information.
The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.
TNP Strategic Retail Trust, Inc. and Subsidiaries

Summary of Unaudited Pro Forma Financial Statements	F-7
Pro Forma Consolidated Statement of Operations For the Nine Months ended September 30, 2009 (unaudited)	F-8

(d) Exhibits.
None.

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
Thompson National Properties, LLC
We have audited the accompanying statement of revenues and certain expenses of Moreno Marketplace, or the Property, for the period from November 10, 2008 (date of commencement of operations) to September 30, 2009. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of Moreno Marketplace for the period from November 10, 2008 (date of commencement of operations) to September 30, 2009 in conformity with accounting principles generally accepted in the United States of America.

KMJ Corbin & Company LLP
Costa Mesa, California
January 22, 2010
p 714 380 6565 f 714 380 6566 555 Anton Blvd., Ste 1000 Costa Mesa CA 92626 kmjpartnerscpa.com
p 760 431 5465 f 760 431 5466 2768 Loker Avenue West Suite 101 Carlsbad CA 92010

MORENO MARKETPLACE
STATEMENT OF REVENUES AND CERTAIN EXPENSES

For The Period From
November 10, 2008
(Date of
Commencement of
Operations)
to September 30, 2009
Revenues:
Rental income	$1,010,000
Other property income	78,000

1,088,000

Certain expenses:
Grounds maintenance	33,000
Building maintenance	11,000
Real estate taxes	53,000
Electricity, water and gas utilities	47,000
Property management fees	54,000
Insurance	40,000
General and administrative	20,000

Total certain expenses	258,000

Revenues in excess of certain expenses	$830,000

The accompanying notes are an integral part of this statement of revenues and certain expenses.

MORENO MARKETPLACE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For The Period From November 10, 2008 (Date of Commencement of Operations)
To September 30, 2009
NOTE 1 — ORGANIZATION AND BASIS OF PRESENTATION
Organization
The accompanying statement of revenues and certain expenses includes the operations of Moreno Marketplace, or the Property, located in Moreno Valley, California. The Property has approximately 78,000 square feet of gross leaseable area and was approximately 71% leased as of September 30, 2009. The Property completed construction and commenced operations in November 2008.
Basis of Presentation
The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statement of revenues and certain expenses includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statement of revenues and certain expenses is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.
The accompanying statement of revenues and certain expenses is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Thompson National Properties, LLC in the future operations of the Property have been excluded.
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the term of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized in the period that the expenses are incurred.

MORENO MARKETPLACE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For The Period From November 10, 2008 (Date of Commencement of Operations)
To September 30, 2009
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.
Property Management Fees
The owners of the Property contracted with a related party to manage the Property. For the period from November 10, 2008 (date of commencement of operations) to September 30, 2009, the Property incurred management fees of approximately $54,000.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from those estimates.
NOTE 3 — LEASES
The Property has entered into operating lease agreements with tenants that expire at various dates through 2029 and are subject to fixed increases in base rent. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of September 30, 2009 are as follows:

Years Ending
December 31,
2009 (three months remaining)	$343,000
2010	1,068,000
2011	1,070,000
2012	1,073,000
2013	1,078,000
2014	1,055,000
Thereafter	14,059,000

$19,746,000

MORENO MARKETPLACE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For The Period From November 10, 2008 (Date of Commencement of Operations)
To September 30, 2009
NOTE 3 — LEASES, continued
Leases also require reimbursement of the tenants’ proportional share of common area expenses, real estate taxes and other expenses, which are not included in the amounts above.
NOTE 4 — TENANT CONCENTRATION
For the period from November 10, 2008 (date of commencement of operations) to September 30, 2009, the Property had one tenant occupying 56% of the gross leaseable area which accounted for 70% of total rental income.

		Aggregate Rental	% Aggregate Rental
		Income For The	Income For The
		Period From	Period From
		November 10, 2008	November 10, 2008
		(Date of	(Date of
		Commencement of	Commencement of
	Date of Lease	Operations) to	Operations) to
Tenant Name	Expiration	September 30, 2009	September 30, 2009
Stater Bros. Markets	November 2028	$711,000	70%
If this tenant was to default on its lease and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.
NOTE 5 — COMMITMENTS AND CONTINGENCIES
Litigation
The Property may be subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

MORENO MARKETPLACE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For The Period From November 10, 2008 (Date of Commencement of Operations)
To September 30, 2009
NOTE 5 — COMMITMENTS AND CONTINGENCIES, continued
Other Matters
Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.
NOTE 6 — SUBSEQUENT EVENT
On November 19, 2009, an indirect subsidiary of TNP Strategic Retail Trust, Inc., purchased the Property for a purchase price of $12,500,000, plus closing costs.

TNP STRATEGIC RETAIL TRUST, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL INFORMATION
     On November 19, 2009, a wholly owned subsidiary of TNP Strategic Retail Operating Partnership, LP, the operating partnership of TNP Strategic Retail Trust, Inc. (the “Company”), purchased a fee simple interest in the Moreno Marketplace, a multi-tenant retail center located in Moreno Valley, California (“Moreno Marketplace”) from an unaffiliated seller.
     The following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2009 are presented as if the Company had acquired Moreno Marketplace on January 1, 2009. This unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in the Company’s quarterly report on Form 10-Q for the nine months ended September 30, 2009. In addition, this pro forma information should be read in conjunction with the statements of revenues and certain operating expenses for the period from November 10, 2008 (date of commencement of operations) to September 30, 2009, and the notes thereto, of Moreno Marketplace, which are included in this filing.
     These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Moreno Marketplace been consummated as of the dates indicated.

TNP Strategic Retail Trust, Inc. and Subsidiary
Consolidated Statement of Operations
(Unaudited)

				Pro Forma
	For the Nine			For the Nine
	Months Ended			Months
	as Reported			Ended
	September 30,	Pro Forma		September
	2009(A)	Adjustments		30, 2009
Revenues:
Rental income	$—	$835,949	(B)	$835,949
Other property income	10	72,900	(B)	72,910

Total Revenue	$10	908,849		$908,859

Expenses:
Grounds maintenance	$—	$33,428	(C)	$33,428
Building maintenance	—	9,752	(C)	9,752
Real estate taxes	—	72,900	(C)	72,900
Electricity, water and gas utilities	—	43,350	(C)	43,350
Property management fees	—	36,354	(F)	36,354
Insurance	—	34,432	(C)	34,432
General and administrative	89,103	9,538	(C)	98,641
Acquisition expenses	—	406,156	(D)	406,156
Deprecation and amortization	—	312,096	(E)	312,096

Operating income (loss)	(89,093)	(49,157)		(138,250)

Interest Expense	—	418,814	(G)	418,814

Net income (loss)	$(89,093)	$(467,971)		$(557,064)

Net income (loss) per common share	(4.01)	(21.06)		(25.07)

Weighted average number of common shares outstanding	22,222	22,222		22,222

Distributions declared	—	—		—

Notes to Unaudited Pro Forma Consolidation Statement of Operations for the Nine Months Ended September 30, 2009
(A)	Reflects our historical consolidated operations for the nine months ended September 30, 2009.

(B)	Reflects rental revenues and other income based on the historical and pro forma operations for the nine months ended September 30, 2009.

(C)	Reflects property operating expenses (not reflected in the historical statement of operations of TNP Strategic Retail Trust REIT, Inc. for the nine months ended September 30, 2009) based on the historical operations of the previous owner.

(D)	Represents real estate acquisition costs incurred subsequent to the year ended September 30, 2009 related to the acquisition of the Property.

(E)	Represents depreciation expense based on the allocation of the purchase price. Buildings and improvements are depreciated on a straight-line method over a 45- and 10-year period, respectively. The amortization of above market leases, leasing commissions, in-place leases, and legal/marketing fees is based on an allocation of $247,000, $1,169,000, $1,167,000, and $56,000, respectively, which is amortized over 18 years. The Company allocates the purchase price in accordance with Financial Accounting Standards Board Statement No. 141R, Business Combinations (“FAS 141R”). Under FAS 141R, the purchase price is allocated to a property’s tangible and intangible assets at their estimated fair value.

(F)	Represents property management fees that would be due to our advisor had the asset been acquired on January 1, 2009. The advisory agreement requires us to pay our property management company a monthly property management fee of 4% of gross revenue.

(G)	Represents interest expense which is calculated for the entire nine-month period and is based on the interest rate of 5.5%.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: February 3, 2010	By:	/s/ Anthony W. Thompson
Anthony W. Thompson
Chief Executive Officer